UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-3.1
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 5, 2011, at the annual meeting of stockholders of Apache Corporation (“Apache”), the Company’s stockholders voted to approve Apache’s 2011 Omnibus Equity Compensation Plan (the “2011 Plan”). The 2011 Plan was adopted by Apache’s Board of Directors (the “Board”) on February 10, 2011. Apache has reserved 25,500,000 shares for issuance under the 2011 Plan. The Stock Option Plan Committee of Apache’s Board is charged with the administration of the 2011 Plan. The foregoing description of the 2011 Plan is qualified in its entirety by reference to the 2011 Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of Apache held on Thursday, May 5, 2011, there were 383,174,088 shares of Apache common stock, par value $0.625 per share, eligible to vote, of which 329,729,879 shares, or 86 percent, were voted. The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:
•	The following nominees for directors were elected to serve three-year terms expiring at the 2014 annual meeting of stockholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non-Votes
G. Steven Farris	284,256,141	12,780,111	688,706	32,004,921
Randolph M. Ferlic	288,224,741	8,823,905	676,276	32,004,957
A.D. Frazier, Jr.	286,534,515	10,514,438	676,005	32,004,921
John A. Kocur	286,196,668	10,824,933	703,321	32,004,957
•	The appointment of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2011 was ratified by the majority of shares voted, including abstentions:

• For	• Against	• Abstentions	• Broker Non-Votes
326,187,505	2,811,482	730,892	0

•	In a non-binding advisory vote on the compensation of Apache’s named executive officers as disclosed in Apache’s 2011 proxy statement (commonly known as “say on pay”), the compensation of Apache’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
280,144,626	15,516,698	2,058,776	32,009,779
•	The frequency of “one year” for future non-binding advisory votes on the compensation of Apache’s named executive officers (commonly known as “say when on pay”) was approved by a plurality of shares voted, including abstentions:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
240,605,631	3,402,747	52,124,316	1,592,214	32,004,971
•	An amendment to Apache’s Restated Certificate of Incorporation to authorize additional shares of common stock was approved by the majority of shares outstanding:

For	Against	Abstentions	Broker Non-Votes
298,307,484	30,263,620	1,155,375	3,400
•	An amendment to Apache’s Restated Certificate of Incorporation to authorize additional shares of preferred stock was approved by the majority of shares outstanding:

For	Against	Abstentions	Broker Non-Votes
203,461,424	93,250,358	1,009,740	32,008,357
•	Apache’s 2011 Omnibus Equity Compensation Plan was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
214,968,504	81,784,423	967,395	32,009,557

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.1 —	Amendment to Apache Corporation Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 5, 2011.

10.1 —	Apache Corporation 2011 Omnibus Equity Compensation Plan, effective May 5, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Date: May 11, 2011	/s/ Thomas P. Chambers
Thomas P. Chambers,
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
3.1 —	Amendment to Apache Corporation Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 5, 2011.

10.1 —	Apache Corporation 2011 Omnibus Equity Compensation Plan, effective May 5, 2011.